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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------


                                  FORM 8-K/A-1

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 6, 1996
                        (Date of Earliest Event Reported)



                            ELCOM INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                   0-27376                04-3175156
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
     of Incorporation)             File Number)         Identification No.)


                   10 Oceana Way, Norwood, Massachusetts 02062
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (617) 440-3333
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Item 7. Financial Statements and Exhibits

(a)     Financial Statements of Businesses Acquired

        Audited Financial statements for Prophet Group Limited and Subsidiary are set forth of pages F-1 through F-18 hereof.

(b)     Pro Forma Financial Information

        The following unaudited pro forma condensed combined financial statements are filed with this report:

        - Elcom International, Inc. and Subsidiaries and Prophet Group Limited and Subsidiary - Pro Forma Condensed Combined Financial Statements (Unaudited) - Overview - Page F-19

        - Unaudited Pro Forma Condensed Combined Balance Sheet of Elcom International, Inc. and Subsidiaries and Prophet Group Limited and Subsidiary as of September 30, 1996 - Page F-20

        - Unaudited Pro Forma Condensed Combined Statements of Operations of Elcom International, Inc. and Subsidiaries and Prophet Group Limited and Subsidiary for the year ended December 31, 1995 and the nine-month interim period ended September 30, 1996 -
                Pages F-21 and F-22

(c)     Exhibits

        Exhibit No.

           2.1 Agreement for the sale and purchase of shares in the capital of Prophet Group Limited dated December 6, 1996, by and among Lantec (Management) Limited and the Vendors (as defined therein)*

          23.1  Consent of Deloitte & Touche


_____________

*       Previously filed





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        Pursuant to the requirements of the Securities and Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ELCOM INTERNATIONAL, INC.


                                        /s/ Laurence F. Mulhern
                                        ___________________________

                                        Laurence F. Mulhern
                                        Chief Financial Officer and Treasurer


DATE:   February 13, 1997




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